UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2026

LIONHEART HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42135	98-1778167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 573-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CUBWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CUB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CUBWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2026, Lionheart Holdings (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders approved a proposal to amend the Company’s Amended and Restated Articles of Association to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities from June 20, 2026 to March 20, 2027 (the “Extension Amendment”).

The following is a tabulation of the votes with respect to the Extension Amendment, which was approved by the Company’s shareholders:

For	Against	Abstain
15,786,622	1,468,989	400,036

In connection with the Extraordinary General Meeting, shareholders holding an aggregate of 4,503,836 Class A ordinary shares of the Company (“Public Shares”) exercised their right to redeem such Public Shares for approximately $10.88 per share of the funds held in the Company’s trust account, leaving approximately $201,221,817 in cash in the trust account after satisfaction of such redemptions.

The Company intends to promptly file the Extension Amendment with the Cayman Islands Registrar of Companies.

Item 8.01. Other Events.

On June 18, 2026, pursuant to the terms of the Company’s Amended and Restated Memorandum and Articles of Association, Lionheart Sponsor LLC (the “Sponsor”), the holder of an aggregate of 7,666,667 Class B ordinary shares of the Company (“Class B Ordinary Shares”), elected to convert 3,000,000 outstanding Class B Ordinary Shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion and giving effect to the redemption of Public Shares in connection with the Extension Amendment, as of June 18, 2026, the Company had an aggregate of 21,496,164 Class A ordinary shares issued and outstanding or underlying outstanding Units, and 4,666,667 Class B Ordinary Shares issued and outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONHEART HOLDINGS

Date: June 18, 2026	By:	/s/ Paul Rapisarda
		Name:	Paul Rapisarda
		Title:	Chief Financial Officer

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